This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities
Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals that involve risks and uncertainties.
These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by us that may not prove to be correct.
Important factors to consider and evaluate in such forward-looking statements include:
· changes in the external competitive market factors that might impact our results of operations;
· changes in laws and regulations, including without limitation changes in capital requirements under the federal prompt corrective action regulations;
· changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
· our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
· the timing of acquisition or investment transactions;
· constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;
· the failure of the Bank to complete any or all of the transactions described herein on the terms currently contemplated;
· local, regional and national economic conditions and events and the impact they may have on us and our customers;
· ability to attract deposits and other sources of liquidity;
· changes in the financial performance and/or condition of our borrowers;
· changes in the level of non-performing and classified assets and charge-offs;
Forward-Looking Statements

Forward-Looking Statements
· changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
· the integration of the Bank’s recent FDIC-assisted acquisitions may present unforeseen challenges;
· inflation, interest rate, securities market and monetary fluctuations;
· the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
· changes in consumer spending, borrowing and saving habits;
· technological changes;
· the ability to increase market share and control expenses;
· continued volatility in the credit and equity markets and its effect on the general economy; and
· the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
· the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
· material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;
· revenues following any merger being lower than expected; and
· deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees being greater than expected.
These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-
looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

Customers Bancorp, Inc.

Capitalization	CUBI 6/30/2012A	Pro Forma CUBI 9/30/2012E (1)	Potential Accretion from Acacia Acquisition (2)	Pro Forma CUBI 9/30/2012E (Including Acacia Acquisition) (3)
Ratios				
Tier 1 Risk-based Ratio (%)	9.16%	13.17%		
Tier 1 Common Capital Ratio (%)	9.16%	13.17%		
Total Risk-based Ratio (%)	10.17%	14.23%		
Leverage Ratio (%)	7.45%	8.79%		
Tangible Common Equity / Tangible Assets (%)	6.86%	8.24%		
Per Share Information				
Book Value per Share	$13.99	$14.20	$0.92	$15.12
Tangible Book Value per Share	$13.79	$14.06	$0.92	$14.98

Pro Forma Capitalization
(1) Book value and tangible book value per share estimates based on 6/30/2012 basic shares outstanding of ~11.3 million, plus ~1.1 million shares issued after 6/30/2012 raising a total of ~$15 million, plus ~3.4 million shares assumed to be issued in this $50 million private placement at midpoint of offering price range of $14.50 per share. 9/30/2012E capital ratios include 6/30/2012 capital levels, plus mid point of estimated Q3 2012 earnings per the 8-K filed on 8/24/2012, plus ~$14.9 million in net proceeds raised after 6/30/2012, plus net proceeds of $47.5 million from this $50 million private placement.
(2) Based on preliminary analysis of transaction, management expects to record a bargain purchase gain of ~$8.0 to ~$10.0 million. Estimated range also based on the assumption that Customers issues common stock to Acacia shareholders at 1.15x BV in the month end prior to the close, which is expected to be in Q4 2012.
(3) Pro forma book value and tangible book value information presented for informational purposes only. These are current estimates based on management’s preliminary analysis of the Acacia transaction, which is expected to close in Q4 2012.

 ▪ Best returns for shareholders when cycle is turning
 ▪ Goal is 15%+ average annual returns for shareholders
 ▪ We needed four elements to execute
 – A bank charter
 – Very experienced and motivated management team
 – Unique and clear strategy
 – Superior execution
Introduction

Pennsylvania
Paterson
Newark
Allentown
Elizabeth
Edison
Harrisburg
Trenton
Toms River
Philadelphia
New Jersey
Maryland
Baltimore
Dover
Annapolis
Washington

State	# of Branches*	Total Deposits ($M)*
Pennsylvania	13	1,220
Virginia	1	705
New York	6	361
New Jersey	1	142

Company Overview
Source: SNL Financial and Company data
Note: Deposit data representative of 6/30/2011; includes Acacia Federal Savings Bank and CMS Bank deposits
*Source: SNL Financial as of 6/30/2011. Represents deposits pro forma for the acquisition of Acacia Federal Savings Bank (expected to close in Q4 2012) and CMS Bancorp (expected to close in Q2 2013).
Actual deposits transferred likely to be lower.
1.Pro forma assets assumes $2.7 billion of estimated assets for Customers Bancorp as of Q3 2012, plus ~$490 million of assets expected to be acquired through the Acacia Federal Savings acquisition that is expected to close in Q4 2012, plus ~$247 million of assets from the CMS Bancorp acquisition expected to close in Q2 2013.
2.As of June 30, 2012.
3.Acacia Federal Savings Bank acquisition expected to close in Q4 2012 (subject to regulatory approval).
4.CMS Bancorp Inc. acquisition expected to close in Q2 2013 (subject to regulatory approval).
 ▪ Pro forma $3bn institution with 21 sales
 offices(1)

 ▪ Average deposits per branch exceeding $125
 million (2)

 ▪ Operating in key Mid-Atlantic markets
 – Southeastern Pennsylvania (Bucks, Berks,
 Chester and Delaware counties)
 – New York (Westchester county)
 – New Jersey (Mercer county)
 ▪ Entering Washington DC market(3)
 ▪ Expanding presence in Westchester county(4)
 ▪ Attractive target market demographics
 – 17.6% higher median household income
 compared to national average
 – 3.2% higher projected growth compared to
 national average
CMS
Customers Bancorp
Acacia

Customers Bancorp, Inc.

Total Return Summary							
Time Period	SOV	SNL U.S. Bank Index	SNL U.S. Thrift Index	S&P 500	SOV Outperformance vs. SNL U.S Bank Index	SOV Outperformance vs. SNL U.S Thrift Index	SOV Outperformance vs. S&P 500
Mar 1989 - Dec 2006	2,553%	1,212%	1,474%	466%	2.1x	1.7x	5.5x

3,000
2,500
2,000
1,500
1,000
500
0
(500)
Mar-89
Sep-90
Mar-92
Sep-93
Mar-95
Sep-96
Mar-98
Sep-99
Mar-01
Sep-02
Mar-04
Sep-05
2,553%
1,212%
466%
Sovereign Bank
SNL U.S. Bank
S&P 500
SNL U.S. Thrift Index

Management Track Record
Sovereign Cumulative Shareholder Returns with Jay Sidhu as CEO:
March 1989 - December 2006
Source: SNL Financial.
1,474%
Dec-06

Customers Bancorp, Inc.

Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	35	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	44	EVP, Commercial Middle Market, Regional President (Berks County) and Managing Director of Corporate Communications at Sovereign Bank
Thomas R. Brugger	EVP, Chief Financial Officer	21	EVP, Corporate Treasurer at Sovereign Bank
Jim Hogan, CPA	EVP, Enterprise Risk Management	41	CFO of Sovereign Bancorp, Inc.; Controller of US Bancorp
Thomas Jastrem	EVP, Chief Credit Officer	33	Various positions at First Union Bank and First Fidelity Bank
Timothy D. Romig	EVP, Chief Lending Officer	27	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone
Glenn Hedde	EVP, President Warehouse Lending	24	President at Popular Warehouse Lending, LLC; Risk Manager at GE Capital
Robert A White	EVP, President Special Assets Group	24	President at RBW Financial Consulting; varous positiongs at Citizens Bank and GE Capital
James Collins	EVP, Chief Administrative Officer	20	Various positions at Sovereign including Director of Small Business Banking
Warren Taylor	EVP, President Community Banking	29	Division President of Retail Banking in NJ at Sovereign Bank
Glenn Yeager	EVP, General Counsel	34	Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc.
Mary Lou Scalese	SVP, Deputy Chief Risk Officer	35	Director of Internal Audit at Sovereign Bank
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	35	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank
John Ricca	SVP, Director of Consumer Lending	33	Director of Consumer Lending Sovereign Bank; Division President at Freedom Mortgage Corporation

Seasoned Management Team
▪ Experienced and cohesive management team with an average tenure of 30 years experience
 – 9 out of 14 senior executives previously worked at Sovereign
▪ ~20% ownership by management and insiders

Customers Bancorp, Inc.

Customers Bancorp, Inc.

Name	Position	Background
Jack Miller, CPA	Director (Financial Expert)	• Former Vice Chairman of KPMG • Former Chairman of the US Comptroller General's Governmental Auditing Standards Advisory Council
Larry Way, CPA, J.D.	Director (Chairman of the Audit Committee)	• Former Chairman of ALCO Industries, Inc. • Former President and CEO of ALCO Industries, Inc.
Steven J. Zuckerman	Director (Chairman of Compensation Committee)	• President and CEO of Clipper Magazine (sold to Gannett Corp.) • Partner at Opening Day Partners
Daniel K. Rothermel, J.D.	Director (Chairman of Risk Management Committee)	• President and CEO of Cumru Associates, Inc. • Served over 20 years on the Board of Sovereign Bancorp & Sovereign Bank
Jay Sidhu	Chairman and Chief Executive Officer	• Former Chairman and CEO of Sovereign Bank and Sovereign Bancorp. • Former Chairman and CEO of SIDHU Advisors
Bhanu Choudhrie	Nominated Director	• Executive Director of C&C Group • Private Equity Investor, London, U.K.

High Quality Independent Board of Directors (1)
(1) Bhanu Choudhrie’s appointment to the Board of Directors is pending regulatory approval.

Customers Bancorp, Inc.

Phase I
Acquired Bank Platform

Phase II
Built Strong Foundation

Phase III
Leveraging Infrastructure

▪ Jay Sidhu joins $270 million
 asset Customers Bank (FKA
 New Century Bank)
▪ Identified existing credit
 problems, adequately reserved
 and recapitalized the bank
▪ Actively worked out problem
 loans
▪ Recruited experienced
 management team
Execution Timeline
▪ Enhanced credit and risk
 management
▪ Developed infrastructure for
 organic growth
▪ Built out warehouse lending
 platform and doubled deposit and
 loan portfolio
▪ Completed acquisitions:
 – ISN Bank (FDIC-assisted)
 – USA Bank (FDIC-assisted)
 – Berkshire Bancorp (Whole
 bank)
▪ Recruited proven lending
 teams
▪ Built out Consumer and Multi-
 family lending platforms
▪ De Novo expansion; 4-6 sales
 offices per year
▪ 10%+ ROE; ~1% ROA
▪ Announced acquisitions:
 – Acacia Federal Savings
 – CMS Bancorp
 ▪ Target $5B institution by
 2014
2009
Assets: $350M
Equity: $22M
2010
Assets: $1.4B
Equity: $105M
2011
Assets: $2.1B
Equity: $148M
2012(1)
Assets: ~$3.0B
Equity: ~$300M
(1) Pro forma assets assumes $2.7 billion of estimated assets for Customers Bancorp as of Q3 2012, plus ~$490 million of assets expected to be acquired through the Acacia Federal Savings acquisition that is expected to close in Q4 2012, plus ~$247 million of assets from the CMS Bancorp acquisition expected to close in Q2 2013. Pro forma equity includes Q2 2012 actual equity of $158 million, plus
 ~$14 million of net proceeds raised after Q2 2012, plus assumed net proceeds of $47.5 million from this private placement, plus shares issued to selling shareholders of Acacia Federal Savings Bank, expected to close in Q4 2012, plus estimated earnings for the second half of 2012 (Q3 2012 earnings per the Company’s 8-K filed on 8/24/2012).

 ▪ Superior credit quality
 ▪ Revenues = 2x Expenses; resulting in 0.90% to 1.00% ROA and double digit ROE
 ▪ Focus on doing a few things very well
 ▪ Strong risk management Culture
 – ERM (Enterprise Risk Management) process in place
 – Extensive review of all risks at board and management levels with best practices in corporate governance standards
 ▪ Solid capital levels to support risk and growth
Critical Success Factors

 Concierge Banking
 ▪ Takes banker to the
 customer’s home or
 office, 12 hours a
 day, 7 days a week
 ▪ Appointment banking
 approach
 ▪ Customer access to
 private bankers
 ▪ “Virtual Branches”
 out of sales offices
 Sales Force
 ▪ Experienced
 bankers who own
 a portfolio of
 customers
 ▪ Customer
 acquisition &
 retention strongly
 incentivized
 Pricing
 ▪ Low cost banking
 model allows for more
 pricing flexibility
 ▪ Significantly lower
 overhead costs vs. a
 traditional branch
 ▪ Pricing/profitability
 measured across
 relationship
 Technology
 ▪ Implementation of
 technology suite allows
 for unique product
 offerings:
 ▪ Remote account
 opening & deposit
 capture
 ▪ Internet/mobile
 banking
 ▪ Free ATM
 deployment in U.S.
Deposit Strategy - High Touch, High Tech
 ▪ Organic deposit growth of 100% over past 3 years
Cost of Funds
Plus: Branch Operating
 Expense
Less: Fees
= All-in Cost < Competitors
Goal: All-in cost less than wholesale funding cost over the long-term

Customers Bancorp, Inc.

$130
$120
$110
$100
$90
$80
$70
$60
$50
$56
$77
$113
$109
$126
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12

2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
1.76%
1.76%
1.59%
1.19%
1.10%
Jun - 10
Dec - 10
Jun - 11
Dec - 11
Jun - 12

$2,000
$1,500
$1,000
$500
$0
$193
$254
$522
$403
$826
$524
$707
$813
$857
$909
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Branch Core Deposits
Branch CD's

$210
$180
$150
$120
$90
$60
$30
$0
$11
$41
$15
$77
$16
$87
$34
$124
$35
$167
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Non Interest Bearing DDA
Interest Bearing DDA

CAGR: 97%
CAGR: 99%
CAGR: 50%
Delivering Organic Growth - Deposits
Source: Company documents
Deposit Growth
DDA Growth
Deposits per Branch
Cost of Deposits

Lending Strategy - Local Lending Plus Specialty Niche
Commercial Lending
 Small Business
 ▪ Target companies with less than
 $5.0 million annual revenue
 ▪ Loans (incl. SBA loans)
 originated by branch network
 and specialist small business
 relationship managers
 ▪ Warehouse Lending
 ▪ Diversify earning assets and
 revenue stream
 ▪ Lower interest rate and credit
 risk line of business
 Business Banking
 ▪ Target companies with up to
 $100 million annual revenues
 ▪ Very experienced teams
 Multifamily & CRE
 ▪ Focus Markets: New York &
 Philadelphia MSAs
 ▪ Average Loan Size: $7.0 million
 Real Estate Secured Lending
 ▪ Select home equity and
 residential mortgage
 ▪ Conservative underwriting
 standards (>700 FICO score)
 ▪ No indirect auto, unsecured
 loans or credit cards
Consumer Lending
Specialty Lending

$1,000
$800
$600
$400
$200
$0
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Comml C&I Loans
Comml Real Estate Loans
Consumer & Mortgage
Multi Family Loans

Summary
Delivering Organic Growth - Loans
($ in millions)
Loans HFI (excludes Warehouse Loans)*
Source: Company documents
*Average Balance
(1) Includes held for sale loans
(2) Represents average quarterly balance
$509
$513
$552
$696
$772
$856
▪ Experienced C&I team acquired from
 local and regional banks
▪ Centralized credit committee approval
 for all loans
▪ CRE from C&I customers included in
 CRE loans
▪ Average C&I loan < $1 million
▪ Average loans per relationship manager
 only $23 million; full capacity in about
 $50 million

$'s in millions	Q1 2011	Q2 2011	Q3 2011	Q4 2011	Q1 2012	Q2 2012
Average Outstandings[1]	246.5	297.2	401.4	665.7	631.4	773.4
Yield	4.44%	4.42%	4.13%	4.02%	4.06%	3.95%
Fees	1.1	1.3	1.4	1.8	2.1	3.4
DDAs	30.2	32.7	39.9	48.5	57.0	70.0

Top 10 Warehouse Lending Platform
▪ Exit by larger players has created opportunity to provide liquidity at attractive spreads
▪ Warehouse segment led by professionals with over 25+ years experience in the sector
▪ Low-risk lending business due to high quality collateral and no put back risk to Customers
 – No losses since inception in 2009
▪ Steady growth over the past two years; currently have approximately 75 clients
 – Deposit relationship and source of fee income
▪ Longer term goal (2-3 years) for warehouse lending to comprise up to 25% or less of total assets
▪ No negative operating leverage if mortgage market were to weaken
Source: Company documents
(1) Average outstanding for the respective quarter

Customers Bancorp, Inc.

60.0
50.0
40.0
30.0
20.0
10.0
0.0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.9
27.1
3.3
30.1
2.9
22.3
7.2
33.9
7.3
45.1
5.9
36.6
4.3
32.7
1.6%
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
NPLs
OREO
NPA/Total Assets*

60.0
50.0
40.0
30.0
20.0
10.0
0.0
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
28.9
33.9
24.4
28.0
34.8
24.8
22.1
0.97%
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12
Originated NPAs
Originated NPA/Total Assets

Strong Asset Quality
($ in millions)
Non-Covered Nonperforming Assets
Source: SNL Financial and Company data
* Reported nonperforming non-covered by FDIC assets (nonaccrual loans and leases, renegotiated loans and leases, and real estate owned) as a percent of assets
▪ Clean bank with strong risk management - less than 1% of NPAs from non-FDIC covered and acquired loans
▪ Proactively addressing all credit issues from legacy and acquired portfolios
($ in millions)
Originated Nonperforming Assets

Key Financial Targets
Criteria	Target	Q3 2012 Pre- Release (1)	Q4 2012 Target
Return on Equity	10% or greater	10%	10% or greater
Return on Assets	.90% to 1.00%	.70%	.90% to 1.00%
Net Interest Margin	3.00% to 3.25%	3.05%	3.00% to 3.25%
Efficiency Ratio	50%	60%	50%
Loan-to-Deposit	90% to 100%	100%	90% to 100%
Source: Company data
1. Represents mid point of the Company’s guidance per Form 8-K filed on 8/24/2012.

Customers Bancorp, Inc.

$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$3.2
$3.6
$6.5
$6.4
$5.3
$9.7
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12*

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$11.5
$11.9
$17.0
$16.9
$18.7
$22.0
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12*

100.0%
75.0%
50.0%
25.0%
51.7%
64.1%
84.8%
72.8%
85.5%
100.0%
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12*

$0.40
$0.30
$0.20
$0.10
$0.00
$0.01
$0.17
$0.20
$0.26
$0.14
$0.36
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12*

Source: SNL Financial, Company data

*Assumes midpoint of estimated range from the Company's Form 8-K filed on 8/24/2012.

Strong Income Growth
Revenue Growth (2)
(1)Adjusted PTPP earnings is calculated as: Core income + estimated income taxes at 35% + provision expense. PTPP excludes non-recurring income and expense items.
(2)Revenue = Net interest income before provision plus noninterest income.
(3)Represents gross loans held for investment divided by total deposits.
(4)Core income, on a diluted per-share basis. Core income is net income before extraordinary item, less net income attributable to noncontrolling interest, the after-tax portion of income from investment
(non-trading) securities and nonrecurring items. The assumed tax rate is 35%.
Adjusted PTPP Earnings (1)
Core EPS (4)
Loan-to-Deposit (%) (3)

Customers Bancorp, Inc.

3.50%
3.00%
2.50%
2.00%
Jun-11 2.36%
Sep-11 2.48%
Dec-11 3.05%
Mar-12 3.00%
Jun-12 2.90%
Sep-12* 3.05%

2.00%
1.50%
1.00%
0.50%
0.00%
Jun-11 0.78%
Sep-11 0.82%
Dec-11 1.33%
Mar-12 1.26%
Jun-12 0.99%
Sep-12* 1.62%

0.80%
0.60%
0.40%
0.20%
0.00%
Jun-11 0.04%
Sep-11 0.40%
Dec-11 0.48%
Mar-12 0.63%
Jun-12 0.32%
Sep-12* 0.70%

10.00%
7.50%
5.00%
2.50%
0.00%
Jun-11 0.48%
Sep-11 5.19%
Dec-11 6.37%
Mar-12 8.00%
Jun-12 4.25%
Sep-12* 10.00%

Source: SNL Financial, Company data
* Assumes midpoint of estimated range from the Company's Form 8-K filed on 8/24/2012.

Increasing Profitability
Net Interest Margin (%)
(1)Adjusted PTPP Earnings is calculated as: Core income + estimated income taxes at 35% + provision expense. PTPP excludes non-recurring income and expense items.
(2)Core income is net income before extraordinary item, less net income attributable to noncontrolling interest, the after-tax portion of income from investment (non-trading) securities and nonrecurring items. The assumed tax rate is 35%.
(3)Core income is net income before extraordinary item, less net income attributable to noncontrolling interest, the after-tax portion of income from investment (non-trading) securities and nonrecurring items. The assumed tax rate is 35%.
Core ROAA (%) (2)
Core ROAE (%) (3)
Adjusted PTPP/Average Assets (1)

Customers Bancorp, Inc.

$16.00
$14.00
$12.00
$10.00
$8.00
$9.66
$12.52
$12.61
$12.88
$13.79
$0.92
$14.06
Jun-10
Dec-10
Jun-11
Dec-11
Jun-12
Sep-12*

Enhancing Shareholder Value
Source: SNL Financial, Company documents
*Pro-forma $50mm capital raise at $14.50 per share (midpoint of proposed price range). Also, includes ~$15mm additional capital raise at $13.99 per share in Q3 2012 and Q3 2012 net income of $4.35M
(midpoint of management guidance per Form 8-K filing on 8/24/2012).
1. Based on preliminary analysis of transaction, management expects to record a bargain purchase gain of ~$8.0 to ~$10.0 million. Estimated range also based on the assumption that Customers issues common stock to Acacia shareholders at 1.15x BV in the month end prior to the close, which is expected to be in Q4 2012.
▪ 43% increase in tangible book value per share in the past 8 quarters
▪ Acacia acquisition is expected to grow tangible book value by ~$0.92 per share (1)
43%
BV/Share
$9.66
$12.52
$12.61
$13.02
$13.99
$15.12
$14.98
Estimated Acacia Acquisition Impact

 ▪ Completed two FDIC-assisted acquisitions with total assets of ~$300 million and pre-tax total bargain purchase gain of ~$40M
 ▪ Completed one $135 million asset whole bank deal accretive to earnings and book value within three months
 ▪ Announced two other accretive acquisitions:
Experienced Acquirer
Target	Purchase Price/ BV	Valuation of Customers Shares	Expected Bargain Purchase After-Tax Gain	Notes
Acacia Federal Savings Bank ▪ Expected close: Q4 2012 ▪ ~$490M assets acquired	0.56x	1.15x BV	$8-$10M	No nonperformers/high risk loans acquired No material deal charges Immediately accretive to BV, capital and earnings
CMS Bancorp ▪ Expected close: Q2 2013 ▪ ~$247M asset bank	0.95x	1.25x BV	NA	Accretive to capital, earnings, and book value within 6 months

Total Institutions				
	Texas Ratio >75%		Texas Ratio 50-75%	
State	# of Banks	Assets ($B)	# of Banks	Assets ($B)
MD	12	6.0	16	4.0
NJ	9	3.5	9	4.8
VA	8	3.2	7	1.8
PA	4	1.3	6	2.0
NY	3	1.3	5	1.6
CT	2	0.5	2	2.1
DE	1	0.4	2	0.9
Total	**39**	**16.1**	**47**	**17.2**

Acquisition Opportunities
 ▪ 86 stressed banks with ~$33 billion in assets in our target markets
 – Significantly larger pool of smaller healthy banks that
 cannot generate double digit ROE
 ▪ Limited competition to acquire these banks
 ▪ Disciplined M&A strategy focused on TBV, earnings, and
 capital accretion within 12 months of closing
Source: SNL Financial
Note: Data for all institutions headquartered in CT, CE, MD, NJ, NY, PA, and VA with assets less than $2B
Texas Ratio >75%
Texas Ratio 50-75%

Appendix

Loan Type *(Dollars in 000's)*	Total Loans	ALLL	Non-Accretable Difference	Cash Reserve	Total Credit Reserves	NPL	Reserves / Loans	Reserves / NPL
Originated Loans								
Legacy	**120.8**	4.3			4.3	20.2	3.6%	21.5%
Commercial Originated	**266.3**	2.5			2.5	0.9	0.9%	266.4%
MultiFamily	**107.0**	0.5			0.5		0.5%	0.0%
Consumer & Mortgage[(1)]	**58.4**	0.4			0.4		0.7%	0.0%
Total Originated Loans	**552.5**	**7.8**	**-**	**-**	**7.8**	**21.2**	**1.4%**	**37.0%**
Acquired Loans								
Berkshire	**87.3**	0.6	2.1		2.8	10.1	3.2%	27.5%
FDIC	**119.6**	6.8	6.4		13.3	48.9	11.1%	27.1%
Manufactured Housing	**103.8**	-	5.8	5.0	10.8	5.7	10.4%	189.3%
Total Acquired Loans	**310.7**	**7.5**	**14.3**	**5.0**	**26.9**	**64.7**	**8.6%**	**41.5%**
Total Portfolio	**863.2**	**15.3**	**14.3**	**5.0**	**34.7**	**85.8**	**4.0%**	**40.4%**

Asset Quality

Source: Company documents
Note: Held-for-Sale Loan balance is $284 million as of Q2 2012
(1) Includes Consumer, Mortgage and Manufactured loan types
Asset Quality by Loan Type: 6/30/12